EXHIBIT 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act 2002 (18 U.S.C.1350), the undersigned, Kent Douglas Vaesen, Chief Executive Officer, Director and Kent Douglas Vaesen, interim CFO of Wavelit, Inc. (formerly Infotec Business Systems, Inc.) (the Company) have executed this certification in connection with the filing with the Securities and Exchange Commission of the Company's Quarterly Report on Form 10-QSB for the quarterly period ended July 31, 2007 (the Report).

The undersigned certifies that: (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

IN WITNESS WHEREOF, the undersigned has executed this certification as of the 14th day of September 2007.

/s/ Kent Douglas Vaesen
Name: Kent Douglas Vaesen
Title: Chief Executive Officer

/s/ Kent Douglas Vaesen
Name: Kent Douglas Vaesen
Title: Chief Financial Officer